EXHIBIT 10.2

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Fifth Amendment
to Private Label PCS Services Agreement

This Fifth Amendment (“Fifth Amendment”) is made to the Private Label PCS Services Agreement between Sprint Spectrum L.P., a Delaware limited partnership (“Sprint”) and Cricket Communications, Inc., a Delaware corporation (“Purchaser”) dated August 2, 2010 (the “Agreement”). The following modified and added terms and conditions will be part of the Agreement commencing on the first day following the execution of this Fifth Amendment by Sprint and Purchaser. Capitalized terms not defined in this Fifth Amendment shall have the meanings ascribed to them in the Agreement.

Sprint and Purchaser agree as follows:

1.	Section 1 (Definitions) of the Agreement is hereby amended to include the following definition:

“Fifth Amendment” means that Fifth Amendment to the Agreement dated February 15, 2013.

2.	Section 2.8.1 (Minimum Commitments) of the Agreement is deleted in its entirety and replaced with the following:

2.8.1	Minimum Commitments
(a)For each Contract Year during the Term, Purchaser shall pay Sprint the minimum revenue commitments set forth in Table 1 below (as such minimum revenue commitments may be adjusted or waived as specifically set forth in this Agreement, including Schedules 1.0 and 4.0). As used herein, each amount set forth in Table 1, other than the Total Minimum Revenue Commitment, is referred to individually as a “Minimum Annual Revenue Commitment” and the total of all such Minimum Annual Revenue Commitments is the “Total Minimum Revenue Commitment.”

Table 1
Commitment Period	Minimum Annual Revenue Commitments	Maximum Roaming Revenue Allocable Against Minimum Annual Revenue Commitment
Effective Date through December 31, 2011 (Contract Year 1)	$20,000,000 (subject to Sections 2.8.1(j) and (k))	$[***]
January 1 through December 31, 2012 (Contract Year 2)	$75,000,000 (subject to Section 2.8.1(j) and (k))	$[***]
January 1 through December 31, 2013 (Contract Year 3)	$80,000,000	$[***]
January 1 through December 31, 2014 (Contract Year 4)	$75,000,000	$[***]
January 1 through December 31, 2015 (Contract Year 5)	$50,000,000	$[***]

Total Minimum Revenue Commitment	$300,000,000	$162,000,000

(b)Except as otherwise provided in Section 2.8.1(g), the following amounts paid under this Agreement during a Contract Year shall be used to determine whether Purchaser has met its Minimum Annual Revenue Commitment for such Contract Year: (i) all amounts paid during such Contract Year under Schedule 1.0 of this Agreement (including Wireless Data Device usage by End Users); and (ii) those amounts paid for usage of the Sprint Network on or after the Effective Date under that certain Intercarrier Roamer Service Agreement dated May 4, 2005, as amended, by and between Sprint (or its Affiliates) and Purchaser (or its Affiliates) (as amended, the “Roaming Agreement”); provided, however, that Purchaser may not count amounts under clause (ii) with respect to: (x) a Contract Year to the extent such amounts exceed the applicable maximum amount for such Contract Year set forth in Table 1; or (y) such amounts

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EXHIBIT 10.2

exceed the aggregate maximum set forth in Table 1. The amounts described in (i) and (ii) shall constitute the “Annual Revenue Amount.”
(c)If, at the end of any Contract Year, the applicable Annual Revenue Amount during such Contract Year is less than the applicable Minimum Annual Revenue Commitment for such Contract Year, Purchaser shall pay Sprint an amount equal to such shortfall amount. Sprint shall include such shortfall amount in the invoice for the next complete billing cycle. If, at the end of any Contract Year(s), the applicable Annual Revenue Amount exceeds the applicable Minimum Annual Revenue Commitment, the amount of any such excess will be included in the Annual Revenue Amount for succeeding Contract Year(s) to the extent there is a shortfall in any such Contract Year(s).
(d)Subject to any upward adjustment pursuant to Section 14.1.2, once the aggregate Annual Revenue Amounts exceed the Total Minimum Revenue Commitment of $300,000,000, Purchaser shall have no further Minimum Annual Revenue Commitments under this Section 2.8 and all future Minimum Annual Revenue Commitment will be deemed waived. Sprint expressly acknowledges and agrees that the Total Minimum Revenue Commitment shall not exceed $350,000,000.
(e)Subject to Section 16, the provisions of this Section 2.8 shall survive any change of control, business combination, transfer of assets or any other form of transaction such that it will be binding and enforceable on any successor to, or assignee of, Purchaser unless the Agreement is terminated by a Party.
(f)If Purchaser terminates the Agreement in its entirety under Section 13.1, Purchaser shall have no further Minimum Annual Revenue Commitments under this Section 2.8 and all future Minimum Annual Revenue Commitment will be deemed relieved. The Minimum Annual Revenue Commitment for a Contract Year with fewer than 365 days shall be prorated.
(g)If there is a Change of Control Event involving Purchaser, at Purchaser's election, Purchaser may [***].
(h)If Purchaser fails to make a payment of money that is not subject to dispute under Section 6.4 and such failure continues for more than 30 days after notice from Sprint, at Sprint's election, any existing or future Minimum Annual Revenue Commitments that have not been fully exhausted under this Section 2.8.1 (but as they may have been adjusted in accordance with this Agreement) will be due and payable as of the effective date of such termination.
(i)If Sprint terminates the Agreement in its entirety under Section 13.1(iii), Purchaser will pay to Sprint (due as of the effective date of such termination) an amount equal to [***].
(j)Subject to Section 2.8.1(k), to the extent a delay past July 31, 2011 is caused by [***].
(k)If the In Service Date is delayed beyond December 31, 2011, and the delay beyond December 31, 2011 is caused by [***].

3.	Section 17.1 (Notices and Inquiries) of the Agreement is deleted in its entirety and replaced with the following:

17.1    Notices and Inquiries
Except as otherwise provided, all notices and inquiries will be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested), delivered by hand or overnight courier (with acknowledgment received by the courier), or sent by e-mail or facsimile (with facsimile acknowledgment) addressed as follows:
If to Purchaser:
Cricket Communications, Inc.
Attn: Robert Irving, General Counsel
5887 Copley Dr
San Diego, CA 92111
(f) (858) 587-2648
E-mail: rirving@cricketcommunications.com

With a copy to:
Jeremiah Wolsk
Latham & Watkins, LLP
555 11th Street, NW, Suite 1000
Washington, DC 20004
E-mail: jeremiah.wolsk@lw.com

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EXHIBIT 10.2

If to Sprint:
Sprint Spectrum L.P. (d/b/a Sprint)
6360 Sprint Parkway
KSOPHE0402 - 4C727
Overland Park, KS 66251
Attention: Vice President, Customer Management - Wholesale
E-mail: MVNONotice@sprint.com

With a copy to:
Sprint Spectrum L.P. (d/b/a Sprint)
6450 Sprint Parkway
Overland Park, KS 66251
Attention: V.P., Law, Sales and Distribution (MVNO Support)
E-mail: MVNONotice@sprint.com

Any Party may from time to time specify a different address by notice to the other Party. Any notice is considered given as of the date delivered.

4.
Sprint will charge Purchaser a rate of $[***] per megabyte for LTE data transport service, subject to terms and conditions required to add LTE service to the Agreement to be agreed upon by the parties in an amendment.

5.	This Fifth Amendment is only effective if it is executed concurrently with the Settlement and Release Agreement between Purchaser and Sprint related to the Dispute (as defined therein).

6.	All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS HEREOF, the parties have executed this Fifth Amendment as of the dates indicated below.

SPRINT SPECTRUM L.P.	CRICKET COMMUNICATIONS, INC.
By: /s/ WT Esrey	By: /s/ S. Douglas Hutcheson
Name: Bill Esrey	Name: S. Douglas Hutcheson
Title: Vice President Date: 2-15-13	Title: CEO Date: 2-15-13

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.
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